UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

3M Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Ways to Vote Go to ProxyVote.com As an investor in this security, you have the right to vote on important issues. Make your voice heard now! Vote Common Shares by: May 10, 2021 Vote Plan Shares by: May 9, 2021 Call 1-800-690-6903 Control Number: 0123456789012345 This email represents the following share(s): 3M COMPANY-COMMON 123,456,789,012.00000

3M COMPANY - 401K	123,456,789,012.00000
3M COMPANY - ESOP	123,456,789,012.00000
3M COMPANY - COMMON	123,456,789,012.00000
3M COMPANY	123,456,789,012.00000
3M COMPANY-401K	123,456,789,012.00000
3M COMPANY-ESOP	123,456,789,012.00000
3M COMPANY-COMMON	123,456,789,012.00000

As a 3Mer and shareholder, you contribute to 3M's business growth and financial strength, you share in the risk and rewards, and you benefit from our Company's success. We encourage you to both understand and vote on the proposals being considered at this year's Annual Meeting.

In this email you'll find the materials you need: Notice of the Annual Meeting and Proxy Statement, the 2020 Annual Report and helpful instructions. Your vote is very important; please enter it as soon as possible.

As part of our precautions related to COVID-19, and to prioritize the health and well-being of our shareholders, this year's Annual Shareholder Meeting will be held at 8:30 a.m. CDT, on Tuesday, May 11, 2021, exclusively online at www.virtualshareholdermeeting.com/MMM2021. There will not be a physical location for the Annual Meeting, and you will not be able to attend the meeting in person.

To be admitted to the virtual-only Annual Meeting, you need to enter the 16-digit control number contained in this email. At the virtual Annual Meeting, you or your proxyholder may participate, vote, type in your question, and examine a list of shareholders of record. If you wish to submit questions in advance of the online meeting, you may do so by using your 16-digit control number to access www.proxyvote.com.

Thank you all for your contributions!

3M Company

Important Materials:
Proxy Statement
Annual Report

For holders as of March 16, 2021 (c) 1997-2021 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement Why Should I Vote? Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares. Attend the Virtual Meeting Attend the Meeting